VAN KAMPEN MUNICIPAL TRUST
                         ITEM 77(O) 10F-3 TRANSACTIONS
                        MAY 1, 2008 -- OCTOBER 31, 2008


                                                               Amount of      % of
                                      Offering      Total       Shares      Offering     % of Funds
   Security    Purchase/    Size of   Price of    Amount of    Purchased    Purchased       Total                     Purchased
   Purchased   Trade Date  Offering    Shares      Offering     by Fund      by Fund       Assets       Brokers         From
 -----------   ----------  --------   --------   -----------   ---------    ---------    ----------     -----------   -------------
  The School     05/15/08       -      $104.00   $538,305,000  $1,550,000      0.71%         0.46%      Goldman,      Goldman Sachs
   Board of                                                                                             Sachs &
  Miami-Dade                                                                                            Co., Morgan
County, Florida                                                                                         Stanley,
                                                                                                        Citi,
                                                                                                        JPMorgan,
                                                                                                        M.R. Beal &
                                                                                                        Company,
                                                                                                        Ramirez &
                                                                                                        Co., Inc.,
                                                                                                        UBS
                                                                                                        Investment
                                                                                                        Bank,
                                                                                                        Siebert
                                                                                                        Brandford
                                                                                                        Shank & Co.

  The School     05/15/08       -      $103.12   $538,305,000  $2,525,000      0.71%         0.46%      Goldman,      Goldman Sachs
   Board of                                                                                             Sachs &
  Miami-Dade                                                                                            Co., Morgan
County, Florida                                                                                         Stanley,
                                                                                                        Citi,
                                                                                                        JPMorgan,
                                                                                                        M.R. Beal &
                                                                                                        Company,
                                                                                                        Ramirez &
                                                                                                        Co., Inc.,
                                                                                                        UBS
                                                                                                        Investment
                                                                                                        Bank,
                                                                                                        Siebert
                                                                                                        Brandford
                                                                                                        Shank & Co.